Tradr Triple Threat 2X Long Memory Daily ETF

A series of Investment Managers Series Trust II

Supplement dated November 12, 2026 to the

currently effective Prospectus and Statement of Additional Information.

Shares of the Tradr Triple Threat 2X Long Memory Daily ETF are not currently offered or available for purchase on the secondary market.

Please retain this Supplement for future reference.